UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

880 Harbour Way South, Suite 600, Richmond, California 94804
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.
On June 27, 2024, SunPower Corporation (the “Company”) was notified by the Company’s independent registered public accounting firm, Ernst & Young LLP (“EY”), of its decision to resign as independent registered public accounting firm of the Company, effective as of that date. Neither the Board of Directors of the Company (the “Board”) nor the Audit Committee of the Board (the “Audit Committee”) recommended or approved EY’s resignation. Prior to EY’s resignation, the Company and the Audit Committee had been in discussions with independent registered public accounting firms to audit the Company’s fiscal year 2024 financial statements due to the fact that EY would no longer be independent from the Company after the consummation of the acquisition of Global Infrastructure Partners, a member of Sol Holding, LLC, which beneficially owns approximately 65% of the Company’s common stock, by BlackRock, Inc., which acquisition is expected to close in the third quarter of 2024, subject to customary regulatory approvals and other closing conditions. As a result of EY’s resignation, the Company and the Audit Committee have initiated discussions with independent registered public accounting firms to also audit the Company’s financial statements for the fiscal year ended December 31, 2023, as well as the Company’s restated financial statements included in the 2022 Form 10-K/A (as defined below). EY resigned prior to the completion of the audits for the fiscal year ended December 31, 2023 and the restatement of the fiscal years included in the 2022 Form 10-K/A.
As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2024, the Audit Committee has previously determined that the Company’s (a) audited financial statements included in the Company’s Annual Report on Form 10-K/A for the period ended January 1, 2023 (the “2022 Form 10-K/A”), and (b) unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q/A for the quarterly period ended April 2, 2023; Quarterly Report on Form 10-Q/A for the quarterly period ended July 2, 2023; and Quarterly Report on Form 10-Q for the quarterly period ended October 1, 2023 (collectively, and together with the 2022 Form 10-K/A, the “Affected Financial Statements”), should no longer be relied upon and should be restated due to accounting errors in each of the Affected Financial Statements. Similarly, any previously issued or filed reports, press releases, earnings releases, investor presentations or other communications of the Company describing the Company’s financial results or other financial information relating to the periods covered by the Affected Financial Statements should no longer be relied upon. In addition, the report of EY on the Company’s financial statements and internal control over financial reporting included in the previously filed 2022 Form 10-K/A should no longer be relied upon.
EY’s most recent reports on the Company’s consolidated financial statements, for the fiscal years ended January 1, 2023 and January 2, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that EY’s audit report on the Company’s consolidated financial statements included in the 2022 Form 10-K/A included explanatory paragraphs regarding (i) the Company’s ability to continue as a going concern, (ii) the restatement of the Company’s consolidated financial statements included in the 2022 Form 10-K/A and (iii) EY’s report dated December 18, 2023 noted that they audited the Company’s internal control over financial reporting as of January 1, 2023, upon which EY expressed an adverse opinion.
During the two most recent fiscal years ended December 31, 2023 and January 1, 2023 and the subsequent interim period preceding EY’s resignation, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), except as follows:
1.On April 8, 2024, EY advised the Audit Committee that internal controls necessary to develop reliable financial statements do not exist due to an ineffective control environment.
2.On June 27, 2024, EY advised the Audit Committee that information has come to its attention that has made EY unwilling to be associated with the financial statements prepared by management.
3.In connection with EY and the Company’s discussions regarding EY’s audits and reviews of the Affected Financial Statements during April 2024 through June 2024, EY advised the Company and Audit Committee of the need to expand significantly the scope of its audit procedures, and that information has come to EY’s attention that, if further investigated, may materially impact the fairness or reliability of the Company’s financial statements, or cause EY to be unwilling to rely on management’s representations or be associated with the Company’s financial statements. Given that the Company’s process for addressing the restatements of the Affected Financial Statements and preparing its financial statements for the year ended December 31, 2023, remains open, the expansion of the scope of its audit was not completed prior to EY’s resignation.
4.In connection with EY and the Company’s discussions regarding EY’s audits and reviews of the financial statements during April 2024 through June 2024, EY advised the Company and Audit Committee that information had come to its attention that materially impacts the fairness or reliability of the Company’s financial statements. Given that the Company’s process for addressing the restatements of the Affected Financial Statements and preparing its financial statements for the year ended December 31, 2023, remains open, the issues raised were not resolved to EY’s satisfaction prior to its resignation.
During the two most recent fiscal years ended December31, 2023 and January 1, 2023 and the subsequent interim period preceding EY’s resignation, there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act), except as follows:
EY believes that allegations of misconduct by senior members of management, who had significant roles in internal control over financial reporting and upon whose representations EY relied, were within the scope of EY’s audit. The Audit Committee previously had a good faith understanding that its obligations were limited to reporting to EY allegations of misconduct that bore on the accuracy of the Company’s financial statements by senior members of management who had significant roles in internal control over financial reporting and upon whose representations EY relied. The allegations that were the subject matter of discussion between EY and the Audit Committee regarding this reporting obligation do not relate to current senior members of management. The Audit Committee was prepared to provide broader disclosure and was in discussions with EY concerning the scope of the disclosure obligation at the time of EY’s resignation. Accordingly, there was a disagreement between the Company and EY regarding this aspect of EY’s auditing scope or procedures at the time of EY’s resignation.
The Audit Committee has discussed the foregoing matters with EY. The Company has authorized EY to respond fully to the inquiries of any successor independent registered public accounting firm concerning the subject matter of the items described herein. The Company will describe any material weaknesses identified and related remedial measures to be taken as required in its Exchange Act filings.
In accordance with Item 304(a)(3) of Regulation S-K under the Exchange Act, the Company provided EY with a copy of the statements set forth in this Item 4.01 prior to the filing of this Current Report on Form 8-K (the “Form 8-K”) and requested that EY furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. EY has not provided its letter as of the time of the filing of the Form 8-K. Accordingly, the Company has requested that EY provide its letter as promptly as possible so that the Company can file the letter with the SEC within ten business days after the date of filing of this Form 8-K. The Company will file such letter by an amendment of this Form 8-K within two business days of receipt.

Item 8.01.	Other Events.
On February 28, 2024, the SEC issued a document subpoena to the Company, which relates to certain accounting matters, including aspects of the Company’s revenue recognition practices, with a focus on the periods covered by the Affected Financial Statements and the Company’s fourth fiscal quarter of 2023. In response to the SEC investigation, the Audit Committee promptly authorized an internal review, which remains ongoing, conducted by an independent outside law firm, with the assistance of independent forensic accountant advisors. The Company has fully cooperated, and intends to continue to fully cooperate, with the SEC investigation.
Caution Regarding Forward-Looking Statements
Certain of the statements contained in the Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and the assumptions underlying such statements. We use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “potential,” “will,” “would,” “should,” and similar expressions to identify forward-looking statements. Forward-looking statements in this report include, but are not limited to, the SEC investigation and our intentions surrounding the Audit Committee’s internal review. These forward-looking statements are based on the Company’s current assumptions, expectations, and beliefs and involve substantial risks and uncertainties that may cause results, performance, or achievement to materially differ from those expressed or implied by these forward-looking statements. A detailed discussion of these factors and other risks that affect the Company’s business is included in filings the Company makes with the SEC from time to time, including the Company’s most recent reports on Form 10-K/A and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or on the SEC Filings section of the Company’s Investor Relations website at investors.sunpower.com. All forward-looking statements in the Form 8-K are based on information currently available to the Company, and the Company assumes no obligation to update these forward-looking statements in light of new information or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

July 3, 2024	By:	/S/ ELIZABETH EBY
	Name:	Elizabeth Eby
	Title:	Executive Vice President and Chief Financial Officer